UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: Merrill Lynch Latin America Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Merrill
      Lynch Latin America Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 11/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Latin America Fund, Inc.

Annual Report
November 30, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Latin America Fund, Inc.

Portfolio Information as of November 30, 2004

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Petroleo Brasileiro SA--
   Petrobras (ADR)* ..........................................          10.4%
Companhia Vale do Rio Doce
   (Sponsored ADR) ...........................................           9.3
America Movil, SA de CV 'L' (ADR) ............................           8.9
Telefonos de Mexico SA 'L' (ADR) .............................           4.8
Banco Itau Holding Financeiro
   SA (ADR) ..................................................           4.7
Wal-Mart de Mexico, SA de CV .................................           3.4
Grupo Televisa, SA (ADR) .....................................           3.3
Companhia de Bebidas das
   Americas (ADR) ............................................           2.8
Cemex, SA de CV (ADR) ........................................           2.6
Tele Norte Leste Participacoes
   SA (Telemar) ..............................................           2.4
--------------------------------------------------------------------------------
*     Includes combined holdings.

Five Largest Industries*                                              Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Metals & Mining .............................................           15.3%
Wireless Telecommunication
   Services .................................................           10.5
Oil & Gas ...................................................           10.4
Banks .......................................................            9.0
Integrated Telecommunication
  Services ..................................................            6.4
--------------------------------------------------------------------------------
+ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                      Percent of
Geographic Allocation                                                Net Assets*
--------------------------------------------------------------------------------
Brazil .................................................                55.1%
Mexico .................................................                31.7
Chile ..................................................                 6.9
Argentina ..............................................                 1.3
Peru ...................................................                 0.8
Venezuela ..............................................                 0.6
Colombia ...............................................                 0.5
--------------------------------------------------------------------------------
*     Total may not equal 100%.


2        MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

A Letter From the President

Dear Shareholder

For the year ended November 30, 2004, international stock markets provided positive total returns. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which measures the performance of equity markets in 21 developed nations (excluding the U.S. and Canada), returned +24.19% for the 12-month period. Emerging markets also fared well. The MSCI Emerging Markets (EM) Latin America Index, for example, recorded a 12-month return of +43.31%. For the six-month period ended November 30, 2004, the MSCI EAFE Index returned +12.58% and the MSCI EM Latin America Index returned +35.58%.

In the second half of the past year, investors signaled some concern over global interest rates, which entered a tightening cycle in certain areas; oil and commodity prices, with oil exceeding $50 per barrel recently; and geopolitical stress, including continued tensions in Iraq and the ever-present threat of terrorism. For the most part, however, equity markets have continued to be supported by improving economies in important areas around the globe.

In the United States, the Federal Reserve Board (the Fed) recently increased the target interest rate from 1% to 2.25% in five separate moves through December
14. This represents a shift from a long-run accommodative monetary stance, and an indication from the Fed that the U.S. economy is strengthening.

China has continued to record a remarkable rate of economic expansion, helping to fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth eased modestly, but still expanded at a rate of 9.1% in the third quarter of 2004. Other Asian economies, such as that of Korea, Malaysia, Singapore, Taiwan and Thailand, appear primed for growth in the area of 5% - 6% in 2004. Many markets in Latin America also have benefited from strong economic growth, in addition to fiscal stability in most countries and a relatively benign interest rate environment. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration could provide long-term economic benefits.

Our investment professionals are closely monitoring the world's markets and the global economy in an effort to make well-informed decisions for the portfolios they manage. We encourage you to remain focused on the disciplines of asset allocation, diversification and rebalancing, and to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004        3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided solid absolute and relative returns for the fiscal year, outperforming both its benchmark index and the Lipper Latin American Funds average.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2004, Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +45.35%, +44.16%, +44.15% and +45.73%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) Fund returns compared favorably to the +43.31% return of the benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Latin America Index, for the same period.

In addition, the Fund outperformed the +40.38% average return of the Lipper Latin American Funds category for the 12-month period. Notably, the Fund's four share classes ranked first through fourth among 20 funds in the Lipper category based on total return for the one-year period ended November 30, 2004, with Class I Shares ranking first, Class A Shares second, Class B Shares third and Class C Shares fourth.*

The bulk of the outperformance relative to both the benchmark and our Lipper peers was the result of strong stock selection across our two major markets -- Brazil and Mexico. The Fund benefited from overweight positions in Brazilian mid-cap stocks, such as leading toll road concessionaire Companhia de Concessoes Rodoviarias and electrical motors manufacturer Weg SA, as well as leading Mexican homebuilder Corporacion GEO, SA de CV and pan-regional wireless provider America Movil, SA de CV.

Both Brazil and Mexico benefited from smooth democratic transitions to opposition parties, a relatively benign global risk environment and attractive growth levels relative to other regions of the world. Despite their strong performance, Mexican and Brazilian stocks continue trading below historical averages. We believe prospects for 2005 are positive, with continued economic growth at attractive valuations. Overall, the performance of the Latin American markets over the past two years represents the first time since 1996 - 1997 that Latin equities have provided positive absolute returns in back-to-back years, and we expect 2005 to continue the positive trajectory.

What changes were made to the portfolio during the year?

We maintained our largest overall position in Brazil, with a relative overweighting that varied from roughly 5% to 7% above the benchmark allocation. The Fund's second-largest position was in Mexico, where we remained close to the benchmark weighting throughout the year, plus or minus 1%. The Fund's third-largest position, although significantly smaller than our exposures to Brazil and Mexico, was in Chile, where we were roughly 3% underweight relative to the benchmark. On balance, we found few compelling investment opportunities in the remaining Latin American nations.

In Brazil, we finished the year toward the high end of our overweight range at approximately 7% above the benchmark. During the year, we focused on stocks benefiting from the strong commodity cycle, such as iron ore giant Companhia Vale do Rio Doce and Brazil's highly efficient steel producers. We have looked to increase our exposure to the Brazilian consumer, as we expect the pickup in economic activity seen during the second half of 2004 to continue in 2005. To that end, we added positions in cosmetics leader Natura Cosmeticos SA and shoe manufacturer Grendene SA to the portfolio. We also significantly increased the Fund's weighting in Brazilian banks, with Banco Itau Holding Financeiro SA representing the Fund's largest bank holding.

In Mexico, we ended the year approximately 1% underweight relative to the benchmark. Throughout the 12 months, we added to our weighting in the homebuilding sector, increasing our overweight position in Geo and adding Desarrolladora Homex, SA de CV, the country's fastest-growing homebuilder, to the portfolio. We reduced our exposure to some of the larger-cap Mexican stocks, such as telecom operator Telefonos de Mexico SA and cement giant Cemex, SA de CV, following better-than-expected performance during the year. Our largest position in Mexico at period-end was America Movil, SA de CV.

We did not add any new Chilean names during the year, as valuations continued to be excessive, in our view. Elsewhere, however, we added leading Colombia bank, Bancolombia SA, to the portfolio and increased our stake in Venezuela's telephone service provider CANTV. Both moves were made in recognition of improvements in these countries' economies.


4        MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

How would you characterize the Fund's position at the close of the period?

Brazil continues to represent our largest overweight position, as we believe the country is poised to benefit from both a continuation of the strong commodity cycle into 2005 and a continued pickup in domestic demand. Economic growth appears to be shifting from export-oriented companies to the domestic market, and we continue to look for ways to participate in this increase in consumer demand. While the central bank raised interest rates 1.75% since August 2004 in an effort to reduce inflation expectations for 2005, economic growth continued to be strong in the second half of 2004. We expect gross domestic product growth to top 3.5% in 2005. Valuations remain attractive in Brazil despite the strong run by the market during the past two years. Overall, we believe 2005 will be another strong year for exporters, with the country's trade balance topping $25 billion, along with the domestic economy continuing on the expansion mode started in the second quarter of 2004.

Mexico's earnings growth was the surprise story of 2004, leading to strong performance by the Mexican Bolsa (Mexico's stock market). We ended the period with a slight underweight position in Mexico given what we believe to be stretched valuations for many of the market's larger companies. Nevertheless, we continue to have selective overweight positions in sectors where we see attractive growth, such as in the homebuilding sector and in industrial giant Alfa, SA and pan-regional wireless leader America Movil. We believe 2005 could prove to be challenging in light of the expected political battle for position ahead of the 2006 presidential elections. The one potential positive catalyst would be better-than-expected growth in the economy of the United States, the country's primary trading partner, which would result in strong growth for Mexico.

In Chile, the continuation of the strong commodity cycle, especially related to copper, is expected to be the key driver in 2005. Still, we find stock valuations in Chile to be excessive, and we remain underweight in that market. We also maintain an underweight position in the Argentine market given delays in closing the country's debt restructuring and continued capital controls. We have stock-specific investments in the Andean region, where liquidity continues to be an issue.

We thank you for your continued investment in Merrill Lynch Latin America Fund.

William M. Landers, CFA
Vice President and Portfolio Manager

December 20, 2004

* All share classes of the Fund are invested in a common portfolio. Lipper funds' average returns and rankings are according to Lipper, Inc. Lipper Latin American Funds invest primarily in equity securities with primary trading markets or operations concentrated in the Latin America region or in a single country within this region. Lipper Latin American Funds rankings reflect the average total return performance of those funds that make up the investment classification and do not take sales charges into consideration. For the three-year period ended November 30, 2004, Merrill Lynch Latin America Fund's Class A, Class B, Class C and Class I Shares ranked 1, 2, 4 and 5 among 19 funds in the Lipper Latin American Funds category. For the five-year period, the Fund's Class A, Class B, Class C and Class I Shares ranked 1, 2, 4 and 5 among 13 funds in the category. For the 10-year period, the Fund's Class A, Class B, Class C and Class I Shares ranked 3, 4, 6 and 6 (tied) among 7 funds in the category.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004        5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                   6-Month        12-Month        10-Year
As of November 30, 2004                         Total Return    Total Return    Total Return
============================================================================================
ML Latin America Fund, Inc. Class A Shares*        +36.31%         +45.35%        +49.98%
--------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares*        +35.67          +44.16         +40.62
--------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares*        +35.75          +44.15         +38.33
--------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class I Shares*        +36.47          +45.73         +53.75
--------------------------------------------------------------------------------------------
MSCI EM Latin America Index**                      +35.58          +43.31         +77.75
--------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.


6        MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

ML Latin America Fund, Inc.'s Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the MSCI EM Free Latin America Index. Values are from November 1994 to November 2004:

                                    11/94            11/95             11/96            11/97             11/98
ML Latin America
Fund, Inc.+--
Class A Shares*                     $ 9,475          $ 5,889           $ 7,183          $ 8,721           $ 6,114

ML Latin America
Fund, Inc.+--
Class B Shares*                     $10,000          $ 6,168           $ 7,455          $ 8,984           $ 6,251

MSCI EM Latin
America Index++                     $10,000          $ 7,196           $ 8,801          $11,185           $ 8,389

                                    11/99            11/00             11/01            11/02             11/03            11/04
ML Latin America
Fund, Inc.+--
Class A Shares*                     $ 7,855          $ 8,067           $ 7,173          $ 6,299           $ 9,777          $14,211

ML Latin America
Fund, Inc.+--
Class B Shares*                     $ 7,958          $ 8,112           $ 7,160          $ 6,233           $ 9,675          $14,062

MSCI EM Latin
America Index++                     $10,626          $ 9,791           $ 9,194          $ 7,758           $12,403          $17,775

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/04                             +45.35%           +37.71%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                           +12.59            +11.38
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                            + 4.14            + 3.58
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/04                                +44.16%         +40.16%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                              +11.69          +11.43
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                               + 3.47          + 3.47
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004        7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

ML Latin America Fund, Inc.'s Class C and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class I Shares compared to growth of an investment in the MSCI EM Latin America Free Index. Values are from November 1994 to November 2004:

                                    11/94            11/95             11/96            11/97             11/98            11/99
ML Latin America
Fund, Inc.+--
Class C Shares*                     $10,000          $ 6,168           $ 7,455          $ 8,985           $ 6,248          $ 7,961

ML Latin America
Fund, Inc.+--
Class I Shares*                     $10,000          $ 7,196           $ 7,217          $ 8,789           $ 6,176          $ 7,951

                                    11/00            11/01             11/02            11/03             11/04
ML Latin America
Fund, Inc.+--
Class C Shares*                     $ 8,112          $ 7,159           $ 6,231          $ 9,597           $13,833

ML Latin America
Fund, Inc.+--
Class I Shares*                     $ 8,193          $ 7,303           $ 6,424          $ 9,997           $14,568

                                    11/94            11/95             11/96            11/97             11/98            11/99
MSCI EM Latin
America Index++                     $10,000          $ 7,196           $ 8,801          $11,185           $ 8,389          $10,626

                                    11/00            11/01             11/02            11/03             11/04
MSCI EM Latin
America Index++                     $ 9,791          $ 9,194           $ 7,758          $12,403           $17,775

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/04                                 +44.15%        +43.15%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                               +11.69         +11.69
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                                + 3.30         + 3.30
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/04                              +45.73%         +38.08%
--------------------------------------------------------------------------------
Five Years Ended 11/30/04                            +12.88          +11.66
--------------------------------------------------------------------------------
Ten Years Ended 11/30/04                             + 4.40          + 3.83
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8        MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2004 and held through November 30, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds:

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                             Expenses Paid
                                                      Beginning           Ending          During the Period*
                                                    Account Value      Account Value       June 1, 2004 to
                                                    June 1, 2004     November 30, 2004    November 30, 2004
============================================================================================================
Actual
============================================================================================================
Class A                                                $1,000            $1,363.10             $11.20
------------------------------------------------------------------------------------------------------------
Class B                                                $1,000            $1,356.70             $15.97
------------------------------------------------------------------------------------------------------------
Class C                                                $1,000            $1,357.50             $15.86
------------------------------------------------------------------------------------------------------------
Class I                                                $1,000            $1,364.70             $ 9.70
============================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================
Class A                                                $1,000            $1,016.00             $ 9.55
------------------------------------------------------------------------------------------------------------
Class B                                                $1,000            $1,011.92             $13.64
------------------------------------------------------------------------------------------------------------
Class C                                                $1,000            $1,012.03             $13.53
------------------------------------------------------------------------------------------------------------
Class I                                                $1,000            $1,017.28             $ 8.28
------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.86% for Class A, 2.66% for Class B, 2.64% for Class C and 1.61% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004        9

[LOGO] Merrill Lynch Investment Managers

Consolidated Schedule of Investments                           (in U.S. dollars)


Country           Industry@                          Shares Held     Common Stocks                                         Value
===================================================================================================================================
Argentina--1.3%   Apparel, Accessories &                  38,023    +Grimoldi SA 'B'                                   $     18,037
                  Luxury Goods--0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities--0.3%               300,498    +Central Costanera SA 'B'                               399,137
                  -----------------------------------------------------------------------------------------------------------------
                  Oil--1.0%                               29,000     Tenaris SA (ADR)*                                    1,463,340
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Argentina                     1,880,514
===================================================================================================================================
Brazil--55.1%     Apparel, Accessories &              12,284,085    +Empresa Nasional de Comercio SA                         51,485
                  Luxury Goods--0.0%
                  -----------------------------------------------------------------------------------------------------------------
                  Banks--8.0%                             53,000    +Banco Bradesco SA (ADR)*                             3,451,360
                                                         107,500     Banco Itau Holding Financeiro SA (ADR)*              6,929,450
                                                          50,100     Uniao de Bancos Brasileiros SA (Unibanco)
                                                                     (GDR)**                                              1,401,297
                                                                                                                       ------------
                                                                                                                         11,782,107
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages & Tobacco--2.8%              161,000     Companhia de Bebidas das Americas (ADR)*             4,147,360
                  -----------------------------------------------------------------------------------------------------------------
                  Chemicals--0.4%                     32,800,000     Ultrapar Participacoes SA                              604,750
                  -----------------------------------------------------------------------------------------------------------------
                  Cosmetics & Toiletries--0.9%            51,400     Natura Cosmeticos SA                                 1,266,103
                  -----------------------------------------------------------------------------------------------------------------
                  Diagnostics--0.3%                       16,800    +Diagnosticos da America (Sponsored ADR)*               422,218
                  -----------------------------------------------------------------------------------------------------------------
                  Diversified Telecommunication      238,400,000     Brasil Telecom SA                                    1,160,447
                  Services--4.6%                         229,500     Tele Norte Leste Participacoes SA (Telemar)          3,585,937
                                                          86,000     Telemar Norte Leste SA                               2,009,618
                                                                                                                       ------------
                                                                                                                          6,756,002
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities--2.9%                37,500    +CPFL Energia SA (ADR)*                                 673,125
                                                      42,600,000     Centrais Eletricas Brasileiras SA--Eletrobras          689,118
                                                      49,000,000     Centrais Eletricas Brasileiras SA--Eletrobras
                                                                     (Preference)                                           782,739
                                                          73,000     Companhia Energetica de Minas Gerais SA--CEMIG
                                                                     (ADR)*                                               1,689,220
                                                          18,210     Espirito Santo Centrais Eletricas SA--Escelsa          569,062
                                                                                                                       ------------
                                                                                                                          4,403,264
                  -----------------------------------------------------------------------------------------------------------------
                  Foods--0.5%                             45,000     Perdigao SA                                            794,614
                  -----------------------------------------------------------------------------------------------------------------
                  Footwear--0.5%                          61,000    +Grendene SA                                            740,074
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Materials--0.6%             413,000     Marcopolo SA                                           962,654
                  -----------------------------------------------------------------------------------------------------------------
                  Insurance--0.9%                        194,400    +Porto Seguro SA                                      1,340,074
                  -----------------------------------------------------------------------------------------------------------------
                  Machinery--0.9%                        496,000     Weg SA                                               1,285,588
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining--14.5%               1,158,000    +Caemi Mineracao e Metalurgica SA                       838,699
                                                         182,000     Companhia Siderurgica Nacional (ADR)*                3,419,780
                                                         665,000    +Companhia Vale do Rio Doce (Sponsored ADR)*         13,792,100
                                                         165,678     Usinas Siderurgicas de Minas Gerais SA 'A'           3,347,061
                                                                                                                       ------------
                                                                                                                         21,397,640
                  -----------------------------------------------------------------------------------------------------------------
                  Oil & Gas--10.4%                        82,000     Petroleo Brasileiro SA--Petrobras (ADR)*             3,129,120
                                                         356,000     Petroleo Brasileiro SA--Petrobras (Preference)
                                                                     (ADR)*                                              12,274,880
                                                                                                                       ------------
                                                                                                                         15,404,000
                  -----------------------------------------------------------------------------------------------------------------
                  Paper--1.5%                            635,000     Klabin SA                                            1,120,588
                                                         251,000     Suzano Bahia Sul Papel e Celulose SA                 1,130,423
                                                                                                                       ------------
                                                                                                                          2,251,011
                  -----------------------------------------------------------------------------------------------------------------
                  Petrochemicals--1.7%                57,100,000    +Braskem SA                                           2,485,529
                  -----------------------------------------------------------------------------------------------------------------
                  Public Thoroughfares--0.9%              76,000     Companhia de Concessoes Rodoviarias                  1,377,779
                  -----------------------------------------------------------------------------------------------------------------
                  Specialty Stores--0.5%                  30,500     Companhia Brasileira de Distribuicao Grupo Pao
                                                                     de Acucar (ADR)*                                       741,760
                  -----------------------------------------------------------------------------------------------------------------
                  Transportation--Road & Rail--0.7%       41,000    +All America Latina Logistica (ALL)                   1,040,074
                  -----------------------------------------------------------------------------------------------------------------


10       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

Country           Industry@                          Shares Held     Common Stocks                                         Value
===================================================================================================================================
Brazil            Wireless Telecommunication              21,722     Celular CRT Participacoes SA                      $      3,091
(concluded)       Services--1.6%                       1,287,934     Celular CRT Participacoes SA 'A'                       250,953
                                                      18,500,000     TIM Sul SA                                             554,320
                                                          61,996     Tele Centro Oeste Celular Participacoes SA
                                                                     (ADR)*                                                 619,960
                                                     103,871,481     Tele Sudeste Celular Participacoes SA                  232,947
                                                      71,000,000     Telemig Celular Participacoes SA                       221,875
                                                             599     Telemig Celular SA                                     259,849
                                                              62     Telemig Celular SA 'G'                                  10,029
                                                     169,223,116     Tim Participacoes SA                                   235,170
                                                                                                                       ------------
                                                                                                                          2,388,194
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Brazil                       81,642,280
===================================================================================================================================
Chile--5.7%       Airlines--1.0%                          56,000     Lan Airlines SA (ADR)*                               1,529,360
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages--0.4%                         41,500     Embotelladora Andina SA 'B' (ADR)*                     515,430
                  -----------------------------------------------------------------------------------------------------------------
                  Commercial Banks--0.9%                  44,000     Banco Santander Chile SA (ADR)*                      1,309,000
                  -----------------------------------------------------------------------------------------------------------------
                  Electric Utilities--2.4%               125,000     Empresa Nacional de Electricidad SA (Endesa)
                                                                     (ADR)*                                               2,048,750
                                                         201,000     Enersis SA (ADR)*                                    1,501,470
                                                                                                                       ------------
                                                                                                                          3,550,220
                  -----------------------------------------------------------------------------------------------------------------
                  Integrated Telecommunication            92,000     Compania de Telecomunicaciones de Chile SA
                  Services--1.0%                                    (ADR)*                                                  975,200
                                                          73,000     Empresa Nacional de Telecomunicaciones SA              533,617
                                                                                                                       ------------
                                                                                                                          1,508,817
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Chile                         8,412,827
===================================================================================================================================
Colombia--0.5%    Banks--0.5%                             60,000     Bancolombia SA (ADR)*                                  719,400
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Colombia                        719,400
===================================================================================================================================
Mexico--31.7%     Airport Services--0.8%                  42,000     Grupo Aeroportuario del Sureste, SA de CV (ADR)*     1,164,240
                  -----------------------------------------------------------------------------------------------------------------
                  Banks--0.5%                            144,000     Grupo Financiero Banorte, SA de CV 'O'                 808,070
                  -----------------------------------------------------------------------------------------------------------------
                  Beverages--2.0%                         44,000     Fomento Economico Mexicano, SA de CV (ADR)*          2,102,320
                                                         301,000     Grupo Modelo, SA de CV 'C'                             789,047
                                                                                                                       ------------
                                                                                                                          2,891,367
                  -----------------------------------------------------------------------------------------------------------------
                  Broadcasting & Cable                    79,000     Grupo Televisa, SA (ADR)*                            4,919,330
                  Television--3.3%
                  -----------------------------------------------------------------------------------------------------------------
                  Building--2.2%                       1,157,000    +Corporacion GEO, SA de CV 'B'                        2,164,206
                                                          53,000    +Desarrolladora Homex, SA de CV (ADR)*                1,054,700
                                                                                                                       ------------
                                                                                                                          3,218,906
                  -----------------------------------------------------------------------------------------------------------------
                  Construction & Engineering--0.3%     1,333,300    +Empresas ICA Sociedad Controladora, SA de CV           477,894
                  -----------------------------------------------------------------------------------------------------------------
                  Construction Materials--2.6%           121,000     Cemex, SA de CV (ADR)*                               3,897,410
                  -----------------------------------------------------------------------------------------------------------------
                  Food Products--0.5%                    278,000     Grupo Industrial Bimbo, SA de CV 'A'                   668,829
                  -----------------------------------------------------------------------------------------------------------------
                  Industrial Conglomerates--1.9%         561,000     Alfa, SA 'A'                                         2,778,329
                  -----------------------------------------------------------------------------------------------------------------
                  Integrated Telecommunication           202,000     Telefonos de Mexico SA 'L' (ADR)*                    7,072,020
                  Services--4.8%
                  -----------------------------------------------------------------------------------------------------------------
                  Multiline Retail--3.9%                  40,000     Grupo Elektra, SA de CV                                376,601
                                                          12,000     Grupo Elektra, SA de CV (ADR)*                         453,720
                                                       1,458,000     Wal-Mart de Mexico, SA de CV                         4,999,933
                                                                                                                       ------------
                                                                                                                          5,830,254
                  -----------------------------------------------------------------------------------------------------------------
                  Wireless Telecommunication             282,000     America Movil, SA de CV 'L' (ADR)*                  13,172,220
                  Services--8.9%
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Mexico                       46,898,869
===================================================================================================================================


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       11

[LOGO] Merrill Lynch Investment Managers

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

Country           Industry@                          Shares Held     Common Stocks                                         Value
===================================================================================================================================
Peru--0.8%        Metals & Mining--0.8%                   52,000     Compania de Minas Buenaventura SA (ADR)*          $  1,222,000
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Peru                          1,222,000
===================================================================================================================================
Venezuela--0.6%   Construction Materials--0.0%           643,105    +Sudamtex de Venezuela (ADR)* (a)(c)                          6
                  -----------------------------------------------------------------------------------------------------------------
                  Integrated Telecommunication            43,000     Compania Anonima Nacional Telefonos de Venezuela       973,520
                  Services--0.6%                                    (CANTV) (ADR)*
                  -----------------------------------------------------------------------------------------------------------------
                  Metals & Mining--0.0%                   27,350    +International Briquettes Holding, Inc.                       0
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Common Stocks in Venezuela                       973,526
                  =================================================================================================================
                                                                     Total Investments in Common Stocks
                                                                     (Cost--$108,962,289)--95.7%                        141,749,416
                  =================================================================================================================

                                                                     Mutual Funds
===================================================================================================================================
Chile--1.2%       Diversified Financial                   25,500     Genesis Chile Fund                                   1,740,375
                  Services--1.2%
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Mutual Funds
                                                                     (Cost--$768,438)--1.2%                               1,740,375
                  =================================================================================================================

                                                            Face
                                                          Amount     Fixed Income Securities
===================================================================================================================================
Brazil--0.0%      Metals & Mining--0.0%            BRL 1,099,391     Companhia Vale do Rio Doce (b)                               0
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Fixed Income
                                                                     Securities (Cost--$0)--0.0%                                  0
                  =================================================================================================================


12       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Consolidated Schedule of Investments (concluded)               (in U.S. dollars)

                                             Beneficial Interest     Short-Term Securities                                 Value
                  =================================================================================================================
                                                   US$ 2,050,819     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                                     Series I (d)                                      $  2,050,819
                  -----------------------------------------------------------------------------------------------------------------
                                                                     Total Investments in Short-Term Securities
                                                                     (Cost--$2,050,819)--1.4%                             2,050,819
                  =================================================================================================================
                  Total Investments (Cost--$111,781,546***)--98.3%                                                      145,540,610

                  Other Assets Less Liabilities--1.7%                                                                     2,500,843
                                                                                                                       ------------
                  Net Assets--100.0%                                                                                   $148,041,453
                                                                                                                       ============

*     American Depositary Receipts (ADR).
**    Global Depositary Receipts (GDR).
*** The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

      -------------------------------------------------------------------------
      Aggregate cost ...........................................   $113,222,047
                                                                   ============
      Gross unrealized appreciation ............................   $ 45,966,458
      Gross unrealized depreciation ............................    (13,647,895)
                                                                   ------------
      Net unrealized appreciation ..............................   $ 32,318,563
                                                                   ============

+     Non-income producing security.
@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Received through a bonus issue from Companhia Vale do Rio Doce. As of November 30, 2004, the bonds have not commenced trading and the coupon rate has not been determined. This security is a perpetual bond and has no definite maturity date.
(c) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                 Net       Purchase  Sales    Realized  Dividend
      Affiliate                Activity      Cost     Cost      Gain     Income
      --------------------------------------------------------------------------
      Sudamtex de
       Venezuela (ADR)            --          --      --         --         +
      --------------------------------------------------------------------------
      +     Non-income producing security.

(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                             $1,666,158       $12,103
      Merrill Lynch Liquidity Series, LLC
       Money Market Series                             $ (450,000)      $   110
      Merrill Lynch Premier Institutional Fund           (150,000)      $    36
      --------------------------------------------------------------------------

      See Notes to Consolidated Financial Statements.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       13

[LOGO] Merrill Lynch Investment Managers

Consolidated Statement of Assets and Liabilities

As of November 30, 2004
================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$109,730,727) .....................                      $ 143,489,791
                       Investments in affiliated securities, at value
                        (identified cost--$2,050,819) .......................                          2,050,819
                       Foreign cash (cost--$1,567,331) ......................                          1,583,525
                       Cash .................................................                            328,570
                       Receivables:
                          Securities sold ...................................    $   1,524,814
                          Dividends .........................................          692,686
                          Capital shares sold ...............................          526,583
                          Interest from affiliates ..........................            2,474         2,746,557
                                                                                 -------------
                       Prepaid expenses .....................................                             35,176
                                                                                                   -------------
                       Total assets .........................................                        150,234,438
                                                                                                   -------------
================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ..............................        1,810,238
                          Capital shares redeemed ...........................          231,064
                          Other affiliates ..................................           40,665
                          Distributor .......................................           32,208
                          Investment adviser ................................           15,958         2,130,133
                                                                                 -------------
                       Accrued expenses .....................................                             62,852
                                                                                                   -------------
                       Total liabilities ....................................                          2,192,985
                                                                                                   -------------
================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------
                       Net assets ...........................................                      $ 148,041,453
                                                                                                   =============
================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .......................                      $     365,183
                       Class B Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .......................                             53,593
                       Class C Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .......................                             31,124
                       Class I Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized .......................                            211,706
                       Paid-in capital in excess of par .....................                        238,535,846
                       Undistributed investment income ......................    $     478,534
                       Accumulated realized capital losses--net .............     (125,423,088)
                       Unrealized appreciation--net .........................       33,788,555
                                                                                 -------------
                       Total accumulated losses--net ........................                        (91,155,999)
                                                                                                   -------------
                       Net Assets ...........................................                      $ 148,041,453
                                                                                                   =============
================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $81,968,989 and
                        3,651,833 shares outstanding ........................                      $       22.45
                                                                                                   =============
                       Class B--Based on net assets of $11,497,147 and
                        535,934 shares outstanding ..........................                      $       21.45
                                                                                                   =============
                       Class C--Based on net assets of $6,654,786 and
                        311,240 shares outstanding ..........................                      $       21.38
                                                                                                   =============
                       Class I--Based on net assets of $47,920,531 and
                        2,117,062 shares outstanding ........................                      $       22.64
                                                                                                   =============

      See Notes to Consolidated Financial Statements.


14       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Consolidated Statement of Operations

For the Year Ended November 30, 2004
================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------
                       Dividends (net of $471,583 foreign withholding tax) ..                      $   4,209,018
                       Interest from affiliates .............................                             12,103
                       Securities lending ...................................                                146
                                                                                                   -------------
                       Total income .........................................                          4,221,267
                                                                                                   -------------
================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .............................    $   1,224,534
                       Account maintenance fees--Class A ....................          174,771
                       Transfer agent fees--Class A .........................          144,627
                       Account maintenance and distribution fees--Class B ...          127,484
                       Custodian fees .......................................          113,835
                       Accounting services ..................................           96,760
                       Professional fees ....................................           79,777
                       Transfer agent fees--Class I .........................           71,843
                       Account maintenance and distribution fees--Class C ...           49,999
                       Printing and shareholder reports .....................           49,406
                       Directors' fees and expenses .........................           45,550
                       Registration fees ....................................           40,030
                       Transfer agent fees--Class B .........................           31,959
                       Transfer agent fees--Class C .........................           12,164
                       Pricing fees .........................................            3,102
                       Other ................................................           56,580
                                                                                 -------------
                       Total expenses .......................................                          2,322,421
                                                                                                   -------------
                       Investment income--net ...............................                          1,898,846
                                                                                                   -------------
================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ..................................       18,286,080
                          Foreign currency transactions--net ................           (7,391)       18,278,689
                                                                                 -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ..................................       25,769,913
                          Foreign currency transactions--net ................           31,328        25,801,241
                                                                                 -------------------------------
                       Total realized and unrealized gain--net ..............                         44,079,930
                                                                                                   -------------
                       Net Increase in Net Assets Resulting from Operations .                      $  45,978,776
                                                                                                   =============

      See Notes to Consolidated Financial Statements.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       15

[LOGO] Merrill Lynch Investment Managers

Consolidated Statements of Changes in Net Assets

                                                                                       For the Year Ended
                                                                                           November 30,
                                                                                 -------------------------------
Increase (Decrease) in Net Assets:                                                    2004              2003
================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................    $   1,898,846     $   1,260,645
                       Realized gain (loss)--net ............................       18,278,689        (5,293,061)
                       Change in unrealized appreciation/depreciation--net ..       25,801,241        44,115,104
                                                                                 -------------------------------
                       Net increase in net assets resulting from operations .       45,978,776        40,082,688
                                                                                 -------------------------------
================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ...........................................       (1,086,038)         (124,593)
                          Class B ...........................................         (131,947)               --
                          Class C ...........................................          (47,405)               --
                          Class I ...........................................         (551,604)          (97,673)
                                                                                 -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ........................................       (1,816,994)         (222,266)
                                                                                 -------------------------------
================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                        transactions ........................................       (5,279,918)      (11,125,173)
                                                                                 -------------------------------
================================================================================================================
Redemption Fees
----------------------------------------------------------------------------------------------------------------
                       Redemption fees ......................................            1,063                --
                                                                                 -------------------------------
================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .........................       38,882,927        28,735,249
                       Beginning of year ....................................      109,158,526        80,423,277
                                                                                 -------------------------------
                       End of the year* .....................................    $ 148,041,453     $ 109,158,526
                                                                                 ===============================
                          * Undistributed investment income--net ............    $     478,534     $     330,155
                                                                                 ===============================

      See Notes to Consolidated Financial Statements.


16       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Consolidated Financial Highlights

                                                                                           Class A
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended November 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004           2003           2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning
                        of year ...................         $    15.71     $    10.15     $    11.56     $    13.00     $    12.83
                                                            ----------------------------------------------------------------------
                       Investment income--net** ...                .29            .19            .16            .09            .03
                       Realized and unrealized gain
                        (loss)--net ...............               6.72           5.40          (1.57)         (1.53)           .34
                                                            ----------------------------------------------------------------------
                       Total from investment
                        operations ................               7.01           5.59          (1.41)         (1.44)           .37
                                                            ----------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ..               (.27)          (.03)            --             --           (.16)
                          In excess of investment
                           income--net ............                 --             --             --             --           (.04)
                                                            ----------------------------------------------------------------------
                       Total dividends ............               (.27)          (.03)            --             --           (.20)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year         $    22.45     $    15.71     $    10.15     $    11.56     $    13.00
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per
                        share .....................              45.35%         55.23%        (12.20%)       (11.08%)         2.71%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...................               1.85%          2.07%          2.10%          1.98%          1.73%
                                                            ======================================================================
                       Investment income--net .....               1.60%          1.52%          1.37%           .69%           .20%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in
                        thousands) ................         $   81,969     $   62,145     $   42,062     $   39,508     $   46,514
                                                            ======================================================================
                       Portfolio turnover .........              56.80%         57.86%         45.85%         43.74%         41.70%
                                                            ======================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Consolidated Financial Statements.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       17

[LOGO] Merrill Lynch Investment Managers

                                                                                           Class B
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended November 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004           2003           2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning
                        of year ...................         $    15.01     $     9.75     $    11.20     $    12.69     $    12.52
                                                            ----------------------------------------------------------------------
                       Investment income
                        (loss)--net** .............                .15            .08            .07            --+           (.07)
                       Realized and unrealized gain
                        (loss)--net ...............               6.43           5.18          (1.52)         (1.49)           .32
                                                            ----------------------------------------------------------------------
                       Total from investment
                        operations ................               6.58           5.26          (1.45)         (1.49)           .25
                                                            ----------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ..               (.14)            --             --             --           (.06)
                          In excess of investment
                           income--net ............                 --             --             --             --           (.02)
                                                            ----------------------------------------------------------------------
                       Total dividends ............               (.14)            --             --             --           (.08)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year         $    21.45     $    15.01     $     9.75     $    11.20     $    12.69
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per
                        share .....................              44.16%         53.95%        (12.95%)       (11.74%)         1.94%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...................               2.64%          2.89%          2.91%          2.78%          2.51%
                                                            ======================================================================
                       Investment income
                        (loss)--net ...............                .86%           .75%           .62%          (.04%)         (.44%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ............         $   11,497     $   15,129     $   18,259     $   49,253     $   87,317
                                                            ======================================================================
                       Portfolio turnover .........              56.80%         57.86%         45.85%         43.74%         41.70%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.

      See Notes to Consolidated Financial Statements.


18       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

                                                                                           Class C
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended November 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004           2003           2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning
                        of year ...................         $    15.00     $     9.74     $    11.19     $    12.68     $    12.53
                                                            ----------------------------------------------------------------------
                       Investment income
                        (loss)--net** .............                .14            .08            .07           (.01)          (.07)
                       Realized and unrealized gain
                        (loss)--net ...............               6.41           5.18          (1.52)         (1.48)           .32
                                                            ----------------------------------------------------------------------
                       Total from investment
                        operations ................               6.55           5.26          (1.45)         (1.49)           .25
                                                            ----------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ..               (.17)            --             --             --           (.08)
                          In excess of investment
                           income--net ............                 --             --             --             --           (.02)
                                                            ----------------------------------------------------------------------
                       Total dividends ............               (.17)            --             --             --           (.10)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year         $    21.38     $    15.00     $     9.74     $    11.19     $    12.68
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per
                        share .....................              44.15%         54.00%        (12.96%)       (11.75%)         1.90%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...................               2.63%          2.88%          2.91%          2.78%          2.51%
                                                            ======================================================================
                       Investment income
                        (loss)--net ...............                .80%           .71%           .59%          (.06%)         (.48%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in
                        thousands) ................         $    6,655     $    4,074     $    3,084     $    4,538     $    7,000
                                                            ======================================================================
                       Portfolio turnover .........              56.80%         57.86%         45.85%         43.74%         41.70%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Consolidated Financial Statements.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       19

[LOGO] Merrill Lynch Investment Managers

Consolidated Financial Highlights (concluded)

                                                                                           Class I
The following per share data and ratios have been derived   ----------------------------------------------------------------------
from information provided in the financial statements.                         For the Year Ended November 30,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004           2003           2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning
                        of year ...................         $    15.83     $    10.23     $    11.66     $    13.08     $    12.89
                                                            ----------------------------------------------------------------------
                       Investment income--net** ...                .33            .22            .19            .13            .07
                       Realized and unrealized gain
                        (loss)--net ...............               6.79           5.44          (1.59)         (1.55)           .35
                                                            ----------------------------------------------------------------------
                       Total from investment
                        operations ................               7.12           5.66          (1.40)         (1.42)           .42
                                                            ----------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ..               (.31)          (.06)          (.03)            --           (.18)
                          In excess of investment
                           income--net ............                 --             --             --             --           (.05)
                                                            ----------------------------------------------------------------------
                       Total dividends ............               (.31)          (.06)          (.03)            --           (.23)
                                                            ----------------------------------------------------------------------
                       Net asset value, end of year         $    22.64     $    15.83     $    10.23     $    11.66     $    13.08
                                                            ======================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per
                        share .....................              45.73%         55.61%        (12.04%)       (10.86%)         3.04%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...................               1.60%          1.81%          1.85%          1.73%          1.48%
                                                            ======================================================================
                       Investment income--net .....               1.81%          1.78%          1.63%           .97%           .48%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in
                        thousands) ................         $   47,921     $   27,811     $   17,018     $   22,753     $   30,466
                                                            ======================================================================
                       Portfolio turnover .........              56.80%         57.86%         45.85%         43.74%         41.70%
                                                            ======================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Consolidated Financial Statements.


20       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Notes to Consolidated Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from the counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       21

[LOGO] Merrill Lynch Investment Managers

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


22       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $35,545,138 has been reclassified between paid-in capital in excess of par and accumulated realized capital losses and $66,527 has been reclassified between accumulated realized capital losses and undistributed net investment income as a result of permanent differences attributable to the expiration of capital loss carryforwards, passive foreign investment companies and foreign currency transactions. These reclassifications had no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ..................................           .25%                 --
Class B ..................................           .25%                .75%
Class C ..................................           .25%                .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       23

[LOGO] Merrill Lynch Investment Managers

For the year ended November 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $ 7,254              $18,553
Class I ..............................              $     6              $   127
--------------------------------------------------------------------------------

For the year ended November 30, 2004, MLPF&S received contingent deferred sales charges of $6,680 and $1,509 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $206 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended November 30, 2004, MLIM, LLC received $65 in securities lending agent fees.

In addition, MLPF&S received $47,186 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended November 30, 2004, the Fund reimbursed MLIM $2,468 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2004 were $68,369,829 and $77,308,531, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $5,279,918 and $11,125,173 for the years ended November 30, 2004 and November 30, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           238,048       $  4,381,885
Automatic conversion of shares ...........           328,350          5,758,766
Shares issued to shareholders in
   reinvestment of dividends .............            54,762            879,468
                                                   ----------------------------
Total issued .............................           621,160         11,020,119
Shares redeemed ..........................          (924,723)       (16,642,917)
                                                   ----------------------------
Net decrease .............................          (303,563)      $ (5,622,798)
                                                   ============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           142,406       $  1,869,487
Automatic conversion of shares ...........           531,872          6,212,632
Shares issued to shareholders in
   reinvestment of dividends .............             9,844            103,051
                                                   ----------------------------
Total issued .............................           684,122          8,185,170
Shares redeemed ..........................          (871,219)       (10,760,689)
                                                   ----------------------------
Net decrease .............................          (187,097)      $ (2,575,519)
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            39,609       $    707,486
Shares issued to shareholders in
   reinvestment of dividends .............             7,013            108,484
                                                   ----------------------------
Total issued .............................            46,622            815,970
Automatic conversion of shares ...........          (342,243)        (5,758,766)
Shares redeemed ..........................          (176,172)        (3,029,226)
                                                   ----------------------------
Net decrease .............................          (471,793)      $ (7,972,022)
                                                   ============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           102,934       $  1,246,376
Automatic conversion of shares ...........          (554,067)        (6,212,632)
Shares redeemed ..........................          (413,343)        (4,674,809)
                                                   ----------------------------
Net decrease .............................          (864,476)      $ (9,641,065)
                                                   ============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           119,223       $  2,160,655
Shares issued to shareholders in
   reinvestment of dividends .............             2,431             37,462
                                                   ----------------------------
Total issued .............................           121,654          2,198,117
Shares redeemed ..........................           (82,043)        (1,383,354)
                                                   ----------------------------
Net increase .............................            39,611       $    814,763
                                                   ============================


24       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Notes to Consolidated Financial Statements (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            18,067       $    237,085
Shares redeemed ..........................           (62,918)          (733,053)
                                                   ----------------------------
Net decrease .............................           (44,851)      $   (495,968)
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2004                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,051,400       $ 20,042,093
Shares issued to shareholders in
   reinvestment of dividends .............            31,287            505,596
                                                   ----------------------------
Total issued .............................         1,082,687         20,547,689
Shares redeemed ..........................          (722,213)       (13,047,550)
                                                   ----------------------------
Net increase .............................           360,474       $  7,500,139
                                                   ============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2003                              Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           672,066       $  8,912,717
Shares issued to shareholders in
   reinvestment of dividends .............             9,012             93,995
                                                   ----------------------------
Total issued .............................           681,078          9,006,712
Shares redeemed ..........................          (587,321)        (7,419,333)
                                                   ----------------------------
Net increase .............................            93,757       $  1,587,379
                                                   ============================

Effective June 30, 2004, the Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the year ended November 30, 2004, the Fund charged redemption fees of $1,063.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended November 30, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Commitments:

At November 30, 2004, the Fund had entered into a foreign exchange contract under which it had agreed to sell foreign currency with an approximate value of $7,600.

7. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.366873 per Class A Share, $.162705 per Class B Share, $.252838 per Class C Share and $.414970 per Class I Share on December 23, 2004 to shareholders of record on December 17, 2004.

The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   11/30/2004         11/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .......................         $1,816,994         $  222,266
                                                   -----------------------------
Total taxable distributions ..............         $1,816,994         $  222,266
                                                   =============================

As of November 30, 2004, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................       $   2,431,729
Undistributed long-term capital gains--net ..............                  --
                                                                -------------
Total undistributed earnings--net .......................           2,431,729
Capital loss carryforward ...............................        (124,954,523)*
Unrealized gains--net ...................................          31,366,795**
                                                                -------------
Total accumulated losses--net ...........................       $ (91,155,999)
                                                                =============

* On November 30, 2004, the Fund had a net capital loss carryforward of $124,954,523, of which $52,461,806 expires in 2006, $26,681,113 expires in
      2008, $4,233,519 expires in 2009, $30,609,327 expires in 2010 and
      $10,968,758 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       25

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2004, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 7, 2005

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Latin America Fund, Inc. to shareholders of record on December 16, 2003:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals .................                 100%
Foreign Source Income .....................................               86.72%
Foreign Taxes Paid Per Share ..............................           $ .045126
--------------------------------------------------------------------------------

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


26       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         157 Portfolios
            08543-9011     Director              Management, L.P. ("FAM")-advised funds since
            Age: 64                              1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director
                                                 of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     2000 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 64                              International Consultant, Urban Institute,
                                                 Washington, DC from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     2000 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School     48 Portfolios   Rubbermaid,
            08543-9095                           of Management, Northwestern University from                           Inc.
            Age: 52                              1985 to 1989; Associate Professor, Graduate
                                                 School of Business Administration, University of
                                                 Michigan from 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment               48 Portfolios
            08543-9095                           adviser) in 2000; General Counsel, Director and
            Age: 59                              Secretary of Sanford C. Bernstein & Co., Inc.
                                                 (investment adviser/broker-dealer) from 1997 to
                                                 2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                 from 1994 to 2000; Director and Secretary of
                                                 SCB, Inc. since 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; Director of Covenant
                                                 House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1992 to  Founder and currently Director Emeritus of            48 Funds        None
Ryan        Princeton, NJ               present  Boston University Center for the Advancement of       48 Portfolios
            08543-9095                           Ethics and Character and Director thereof from 1989
            Age: 72                              to 1999; Professor from 1982 to 1999 and currently
                                                 Professor Emeritus of Education of Boston University;
                                                 formerly taught on the faculties of The University of
                                                 Chicago, Stanford University and Ohio State
                                                 University.
------------------------------------------------------------------------------------------------------------------------------------


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       27

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service, from 1961 to 1995; Career Minister,
            Age: 69                              from 1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to The Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1991 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus of New       48 Portfolios   Inc.; Vornado
            08543-9095                           York University Leonard N. Stern School of Business                   Realty Trust;
            Age: 66                              Administration, New York University from 1995                         Vornado Oper-
                                                 to present.                                                           ating Company
                                                                                                                       and Alex-
                                                                                                                       ander's, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     1994 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


28       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of MLIM Taxation since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to  President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager of
            08543-9011                           MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds, Inc.
            Age: 50                              from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999; Executive
                                                 Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
William     P.O. Box 9011  Vice         2002 to  Director of MLIM since 2004 and Vice President thereof from 2002 to 2004; Latin
Landers     Princeton, NJ  President    present  American research analyst at Credit Suisse First Boston from 1999 to 2001.
            08543-9011
            Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Latin America Fund, Inc. will retire. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Director of the Fund.
--------------------------------------------------------------------------------


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       29

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


30       MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MERRILL LYNCH LATIN AMERICA FUND, INC.       NOVEMBER 30, 2004       31

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Latin America Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16140 -- 11/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2004 - $33,000
                                  Fiscal Year Ending November 30, 2003 - $35,000

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2004 - $0
                                  Fiscal Year Ending November 30, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending November 30, 2004 - $7,300
                                  Fiscal Year Ending November 30, 2003 - $7,100

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2004 - $0
                                  Fiscal Year Ending November 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2004 - $12,448,225
             Fiscal Year Ending November 30, 2003 - $18,947,106

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Latin America Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    President of
    Merrill Lynch Latin America Fund, Inc.

Date: January 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    President of
    Merrill Lynch Latin America Fund, Inc.

Date: January 13, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Latin America Fund, Inc.

Date: January 13, 2005